UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025
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BALLY'S CORPORATION

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 7, 2025, Bally’s Corporation (“Bally’s”) entered into a Binding Term Sheet with The Star Entertainment Group Limited (“The Star”), pursuant to which Bally’s will invest in a multi-tranche issuance of The Star’s convertible notes and subordinated debt with an aggregate principal amount of AUD $300 million (the “Investment”). The Binding Term Sheet permits The Star’s largest shareholder, Investment Holdings Pty (“Investment Holdings”), to subscribe for up to AUD $100 million of the Investment.

On April 8, 2025, The Star announced that it entered into a commitment letter with Investment Holdings under which Investment Holdings will subscribe for AUD $100 million of the Investment. As a result, Bally’s portion of the Investment will reduce to AUD $200 million, of which the first tranche, approximately AUD $66.7 million (equivalent to USD $40.3 million at settlement), closed on April 9, 2025. Bally’s remaining investment subscription is subject to various approvals and conditions, as further described in the Binding Term Sheet. The foregoing description of the Binding Term Sheet is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Binding Term Sheet, which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Item 8.01    Other Events.

On April 7, 2025, Bally’s issued a press release announcing its entry into the Binding Term Sheet with The Star. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Binding Term Sheet, dated as of April 7, 2025, by and among Bally's Corporation and The Star Entertainment Group Limited
99.1	Press Release dated April 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: April 11, 2025